UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2007

TradeStation Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Florida	000-31049	650977576
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8050 SW 10th Street, Suite 4000, Plantation, Florida		33324
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(954) 652-7000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

TradeStation Group, Inc. ("TradeStation Group" or the "Company") reported its financial results for its fourth quarter and year ended December 31, 2006. The Company also released, along with its results, a Business Outlook for the 2007 first quarter and full year. A copy of the Company's press release issued on February 15, 2007 concerning the foregoing results and the Business Outlook for 2007 is furnished as Exhibit 99.1 to this report.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On February 15, 2007, the Company announced that, effective immediately, William Cruz and Ralph Cruz have resigned as the Company’s Co-Chief Executive Officers. The Cruzes will continue to serve as non-executive co-chairmen of TradeStation Group’s board of directors, as well as in an advisory capacity on key projects and initiatives. Effective immediately, the Cruzes sole compensation shall be an annual retainer of $15,000 (appropriately prorated) and meeting fees on the same basis given to the board’s independent directors.

A copy of the Company's press release issued on February 15, 2007 concerning officer promotions and departures is furnished as Exhibit 99.2 to this report.

(c)
Effective February 15, 2007, Salomon Sredni, age 39, who has served as the Company’s President and Chief Operating Officer since 1999, will immediately assume the title and role of Chief Executive Officer, as well as continue as the Company’s President. As a result of this promotion, Mr. Sredni’s base salary has been increased to $500,000, and the Company will issue to Mr. Sredni on and as of Tuesday, February 20, 2007, restricted shares of common stock of the Company in a number equal to $2,000,000 divided by the closing price of the Company’s common stock on The NASDAQ Stock Market on that date. This restricted stock award will be issued pursuant to the Company’s incentive stock plan. The shares issued will vest ratably over a five-year period, 20 percent on each anniversary of the date of issuance. Vesting will accelerate 100% for death, disability and change in control. Any unvested shares at the time of termination of employment must be resold to the Company for $0.

The Company also announced that Joseph Nikolson, age 38, the President of the Company’s principal operating subsidiary, TradeStation Securities, since 2003, and its Chief Operating Officer from January 2001 through 2005, will now also serve as TradeStation Group’s Chief Growth Officer, and in that position will focus on executing the Company’s strategic initiatives and other growth opportunities. As a result of this promotion, Mr. Nikolson’s base salary has been increased to $300,000 and the Company will issue to Mr. Nikolson on and as of Tuesday, February 20, 2007, 10,000 stock options pursuant to the Company’s incentive stock plan at an exercise price equal to the closing price of the Company’s common stock on The NASDAQ Stock Market on that date. Such options will vest 20% on each anniversary of the grant (with 100% acceleration of vesting in certain circumstances), and will expire ten years from the date of grant.

The Company also announced the promotion of Mark Glassman, age 39, the Company’s Corporate Controller since 1997, and Vice President of Accounting since 2002, to the position of Chief Accounting Officer. He will also remain Corporate Controller. Mr. Glassman will continue to report to Mr. Fleischman, the Company’s Chief Financial Officer. As a result of this promotion, the Company will issue to Mr. Glassman on and as of Tuesday, February 20, 2007, 10,000 stock options pursuant to the Company’s incentive stock plan at an exercise price equal to the closing price of the Company’s common stock on The NASDAQ Stock Market on that date. Such options will vest 20% on each anniversary of the grant (with 100% acceleration of vesting in certain circumstances), and will expire ten years from the date of grant.

There are no family relationships between any of Mr. Sredni, Mr. Nikolson or Mr. Glassman and any of the existing directors or executive officers of the Company, nor have there been any related party transactions or currently proposed transactions with the Company in which any of the above have a direct or indirect material interest.

A copy of the Company's press release issued on February 15, 2007 concerning officer promotions and departures is furnished as Exhibit 99.2 to this report.

(e)
Compensatory Arrangements of Certain Officers: Base salaries for 2007 for the Chief Executive Officer, Salomon Sredni, Chief Financial Officer, David Fleischman, Chief Growth Officer, Joseph Nikolson, and General Counsel, Marc Stone, are as follows: $500,000 for Mr. Sredni, $300,000 for Mr. Nikolson, and $280,000 for Mr. Fleischman and Mr. Stone.

Cash bonuses for 2006 performance for these executive officers were $106,500 for Mr. Sredni, and $80,000 each for Messrs. Fleischman, Nikolson and Stone. For 2007, cash bonus compensation for Messrs. Fleischman, Nikolson and Stone will be discretionary, and based on several factors, including both company and individual performance and accomplishments in 2007. Mr. Sredni will be on the same cash bonus plan for 2007 that he was on for 2006, which is based upon earnings per share growth in 2007 over 2006, with a maximum cash bonus of 50% of base salary.

With respect to equity-based compensation, in addition to the restricted stock award described above, Mr. Sredni was granted 50,000 stock options on January 19, 2007 at an exercise price of $12.43 per share, and Messrs. Fleischman, Nikolson and Stone were each granted 10,000 stock options on that date, at an exercise price of $12.43 per share. Messrs. Fleischman, Nikolson and Stone will each be granted an additional 10,000 stock options on February 20, 2007. All of the options discussed above were issued or will be issued pursuant to the Company’s incentive stock plan at exercise prices equal to the closing price of the Company’s common stock on The NASDAQ Stock Market on the date of grant, will vest 20% on each anniversary of the grant (with 100% acceleration of vesting in certain circumstances), and will expire ten years from the date of grant.

Item 8.01 Other Events.

The Company issued a press release on February 15, 2007 announcing that separate family limited partnerships beneficially owned by each of William Cruz and Ralph Cruz, the Company's Co-Chairman, will be each entering into a Rule 10b5-1 plan to each sell up to 1,950,000 shares over the period ending March 31, 2009. As of February 15, 2007, William Cruz beneficially owns 8,304,738 shares and Ralph Cruz beneficially owns 8,166,468 shares of Company common stock. Under each of the two plans, no more than 650,000 shares (excluding privately negotiated sales, if any) may be sold during any three calendar-month period, subject to any Rule 144 volume limitations. Sales under each of the Rule 10b5-1 plans will not commence earlier than March 12, 2007. The press release announcing the Rule 10b5-1 plans is attached as Exhibit 99.3 to this report.

Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, permits corporate officers and directors to adopt written pre-arranged stock trading plans when they are not in possession of material, non-public information. Proposed and actual transactions will be disclosed publicly through Form 144 and Form 4 filings, respectively, with the Securities and Exchange Commission. The Form 4 filings also will be posted in the investor relations section of the Company's Web site.

Item 9.01 Financial Statements and Exhibits.

(c)

Ex-99.1: Press Release dated February 15, 2007 concerning 2006 Q4 Earnings
Ex-99.2: Press Release dated February 15, 2007 concerning officer promotions and departures
Ex-99.3: Press Release dated February 15, 2007 concerning Rule 10b5-1 Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TradeStation Group, Inc.

February 15, 2007	By:	/s/ David H. Fleischman

Name: David H. Fleischman
Title: Chief Financial Officer, Vice President of Finance and Treasurer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release dated February 15, 2007 concerning 2006 Q4 Earnings
99.2	Press Release dated February 15, 2007 concerning officer promotions and departures
99.3	Press Release dated February 15, 2007 concerning Rule 10b5-1 Plan